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                    FORM OF CONTRIBUTION AGREEMENT




                             by and among




                     DELTA FINANCIAL CORPORATION,


                       THE EXISTING STOCKHOLDERS
                             NAMED HEREIN


                                  and


                       DELTA FUNDING CORPORATION




                        Dated: ______ __, 1996



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                        CONTRIBUTION AGREEMENT


         This Contribution Agreement, dated as of October 8,1996, is by and among DELTA FINANCIAL CORPORATION, a Delaware corporation ("DFC"), the persons named on Schedule A hereto (each, an "Existing Stockholder" and, collectively, the "Existing Stockholders") and DELTA FUNDING CORPORATION, a New York corporation("Delta").

                               RECITALS

         Each Existing Stockholder owns the shares of issued and outstanding capital stock, no par value, of Delta set forth opposite such Existing Stockholder's name on Schedule A hereto, which in the aggregate represent all of the issued and outstanding shares of capital stock of Delta.

         Delta and the Existing Stockholders desire to contribute, and DFC desires to acquire from the Existing Stockholders all of the issued and outstanding capital stock of Delta in consideration for the issuance by DFC of shares of its common stock, $.01 par value per share (the "Common Stock"), subject to the terms and conditions of this Agreement.

                               AGREEMENT

         NOW THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:


                               ARTICLE I
                      CONTRIBUTION OF SECURITIES

         1.1 Contribution of Delta Securities. The Existing Stockholders hereby agree to transfer, assign, convey and deliver to DFC, and DFC hereby agrees to accept and acquire from the Existing Stockholders, on the date hereof, all right, title and interest of the Existing Stockholders, legal or equitable, in and to all of the issued and outstanding shares of capital stock of Delta as in each case are owned by each Existing Stockholder, as set forth opposite such Existing Stockholder's name on Schedule A hereto under the heading "Capital Stock Being Contributed."

         1.2 Consideration to Existing Stockholders. On the date hereof, DFC shall deliver to each Existing Stockholder, in consideration of the contribution, transfer, assignment, conveyance and delivery of the shares of Delta owned by each Existing
Stockholder, the number of shares of Common Stock set forth opposite each Existing Stockholder's name on Schedule A.



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         1.3 Closing Costs; Transfer Taxes. DFC shall be responsible for any sales, use, income or other taxes imposed by reason of the transfers of the shares of Delta and the shares of Common Stock provided hereunder and any deficiency asserted with respect thereto.

                              ARTICLE II
                                CLOSING

         2.1 Closing. The closing of the transactions contemplated herein (the "Closing") shall be held at 10:00 a.m. on such date as shall be mutually agreed upon by the parties, but in no event later than the date on which the Securities and Exchange Commission shall declare effective the Registration Statement on Form S-1 (the "Registration Statement") of DFC filed pursuant to the Securities Act of 1933, as amended, at the offices of Stroock & Stroock & Lavan, Seven Hanover Square, New York, New York 10004.

         2.2 Deliveries at the Closing.  At the Closing:

                  (a) Each Existing Stockholder shall deliver to DFC the shares of Delta's capital stock owned by such Existing
Stockholder, together with stock powers or other appropriate powers or evidence of transfer in favor of DFC.

                  (b) DFC shall deliver to the Existing Stockholders the shares of DFC Common Stock as provided for in Section 1.2.

                  (c) DFC and the Exiting Stockholders shall deliver the certificates and other matters described in Articles __ and __ herein.


                              ARTICLE III
                REPRESENTATIONS AND WARRANTIES OF DELTA

         Delta hereby represents and warrants to DFC as follows:

         3.1 Organization. Delta is duly organized, validly existing and in good standing under the laws of its state of incorporation, has full corporate power and authority to conduct its business as it is presently being conducted and to own, lease and operate its properties and assets. Delta is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership of property or nature of its business requires such qualification. Each jurisdiction in which Delta is qualified to do business as a foreign corporation is listed on Schedule B.

         3.2 Subsidiaries.  Delta has no subsidiaries.



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         3.3 Organizational Documents, Etc. True, complete and
accurate copies of the certificate of incorporation and bylaws, each of the foregoing as amended to the date hereof, and the minute books and all stock books and stock transfer records of Delta, each current to the date hereof, have been furnished to DFC, and there will be no amendments or changes to such certificate of incorporation or bylaws prior to the Closing Date.

         3.4 Capital Stock, Etc. All of the issued and outstanding capital stock of Delta is held by the Existing Stockholders, as set forth on Schedule A hereto. All the shares of Delta's capital stock are, and from the date hereof through the Closing Date, will be, validly issued and outstanding, fully paid and non-assessable. There are no outstanding options, warrants, rights (including preemptive rights), subscriptions, calls, commitments, conversion rights, rights of exchange, plans or other agreements of any character providing for the purchase, issuance or sale of any shares of the capital stock of Delta.

         3.5 No Conflict or Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in (i) a violation or breach of, conflict with or default under any term or provision of any contract, agreement, indebtedness, lease, encumbrance, commitment, license, franchise, permit, authorization or concession to which Delta is a party or by which Delta is bound or affected or (ii) a violation by Delta of any statute, rule, regulation, ordinance, code, action or award applicable to it.

         3.6 Restrictive Documents. Delta is not subject to, or a party to, any mortgage, lien, lease, license, permit, agreement, contract or instrument, or to any law, rule, ordinance, regulation, Action or any other restriction of any kind or character, which would have a material adverse effect on the execution, delivery and performance of this Agreement by Delta and consummation by Delta of the transactions contemplated hereby.

         3.7 Consents and Approvals; Licenses. Except as disclosed on
Schedule 3.7, no consent, approval, authorization, license, order or permit of, or declaration, filing or registration with, any governmental entity, or any other person or entity, is required to be made or obtained by Delta in connection with the execution, delivery and performance by Delta of this Agreement and the consummation by Delta of the transactions contemplated hereby.

         3.8 Compliance with Law. Delta has complied with, and has not violated, any judgments, rulings, orders, writs, injunctions, awards, decrees, statutes, laws, ordinances, codes, rules or regulations of any governmental entity applicable to it or to its assets, properties, business or operations. Delta has complied

                                  -3-

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with, and has not violated, any foreign, federal, state, county or local energy, pubic utility, health, occupational safety or health requirement, environmental requirement or any other foreign, federal, state, county or local governmental, regulatory or administrative requirement. No consent, approval, authorization, license, order or permit of, or declaration, filing or registration with, any governmental entity which has not been obtained is material to or necessary for the conduct of the business of any of Delta. No violations are or have been recorded in respect of any consent, approval, authorization, license, order or permit of, or declaration, filing or registration with, any governmental entity, and no proceeding is pending, or to the knowledge of Delta threatened, to revoke or limit any consent, approval, authorization, license, order or permit of, or declaration, filing or registration with, any governmental entity.

         3.9 Litigation. There is no litigation, arbitration, claim, governmental or other proceeding or investigation (domestic or foreign, formal or informal) pending or, to the knowledge of Delta threatened or in prospect (or any basis therefor known to Delta), with respect to Delta or any of its operations, business, properties or assets except as, individually or in the aggregate, do not now have and are not reasonably expected in the future to have a material adverse effect upon the financial condition, results of operations, business, prospects, properties or assets of any of Delta.


                              ARTICLE IV
      REPRESENTATIONS AND WARRANTIES OF THE EXISTING STOCKHOLDERS

         Each Existing Stockholder hereby represents and warrants, solely with respect to such Existing Stockholder and not with respect to any other Existing Stockholder, to DFC as set forth in this Article IV.

         4.1 Authorization. Each Existing Stockholder has the legal right, power and authority to execute, deliver and perform his, her or its obligations under this Agreement and each other agreement, document or instrument contemplated hereby to which he, she or it is a party. This Agreement has been duly executed and delivered by each such Existing Stockholder and is a legal, valid and binding obligation of each such Existing Stockholder enforceable against each such Existing Stockholder in accordance with its terms, except as limited by the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

         4.2 Ownership of Securities. All of the securities of Delta owned by each Existing Stockholder are owned by such Existing
Stockholder free and clear of all encumbrances.

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         4.3 No Conflict or Violation. Neither the execution and
delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in (i) a violation or breach of, conflict with or default under any term or provision of any contract, agreement, indebtedness, lease, encumbrance, commitment, license, franchise, permit, authorization or concession to which any Existing Stockholder is a party or by which any Existing Stockholder is bound or affected or (ii) a violation by any Existing Stockholder of any statute, rule, regulation, ordinance, code, action or award applicable to him, her or it.

         4.4 Restrictive Documents. No Existing Stockholder is subject to, or a party to, any mortgage, lien, lease, license, permit, agreement, contract or instrument, or to any law, rule, ordinance, regulation, action or any other restriction of any kind or character, which would have a material adverse effect on the execution, delivery and performance by such Existing Stockholder of this Agreement and consummation by such Existing Stockholder of the transactions contemplated hereby.

         4.5 Consents and Approvals; Licenses. No consent, approval, authorization, license, order or permit of, or declaration, filing or registration with, any governmental entity, or any other person or entity, is required to be made or obtained by any Existing Stockholder in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

         4.6 No Other Agreements to Sell Securities. No Holder has any legal obligation, absolute or contingent, to any person or entity other than DFC to sell the securities of Delta owned by such Existing Stockholder.

         4.7 Material Misstatements Or Omissions. No representations or warranties by any Existing Stockholder in this Agreement, nor any document, exhibit, certificate or schedule furnished by such Existing Stockholder to DFC pursuant hereto, or in connection with the transactions contemplated hereby, or any document delivered at the Closing, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary to make the statements or facts contained therein not misleading. The copies of all documents furnished to DFC hereunder are true and complete copies of the originals thereof.

         4.8 Investment Representations. Each Existing Stockholder is acquiring his, her or its shares of DFC Common Stock for his, her or its own account, for investment and not with a view to the sale or distribution thereof or with any present intention of selling or distributing any thereof, except in conformity with the Securities Act. Each Existing Stockholder understands and acknowledges that the shares of DFC Common Stock are not

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registered under the Securities Act and will not be transferable except (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 or any successor rule under the Securities Act, (iii) pursuant to a no-action letter issued by the SEC to the effect that a proposed transfer of the Shares may be made without registration under the Securities Act or (iv) pursuant to an opinion of counsel for or reasonably acceptable to DFC to the effect that the proposed transfer is exempt from registration or qualification under the Securities Act and relevant state securities laws.


                               ARTICLE V
                 REPRESENTATIONS AND WARRANTIES OF DFC

         DFC hereby represents and warrants to the Existing
Stockholders as follows:

         5.1 Organization of DFC. DFC is duly organized, validly existing and in good standing under the laws of the State of Delaware, has full corporate power and authority to conduct its business as it is presently being conducted and to own, lease and operate its properties and assets. DFC is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership of property or nature of its business requires such qualification and where failure to be so qualified would have a material adverse effect on DFC. DFC was incorporated on August 26, 1996 and has done no business and incurred no obligations except with respect to the transactions contemplated hereby and by the Registration Statement.

         5.2 Authorization. DFC has all necessary corporate power and authority and has taken all corporate action necessary to enter into this Agreement to consummate the transactions contemplated hereby and to perform its obligations hereunder. This Agreement has been duly executed and delivered by DFC and is a legal, valid and binding obligation of DFC enforceable against DFC in accordance with its terms, except as limited by the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors rights generally and court decisions with respect thereto.

         5.3 No Conflict or Violation. Neither the execution and

delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in (i) a violation of or a conflict with any provision of the certificate of incorporation or bylaws of DFC, (ii) a breach of, or a default under, any term or provision of any contract, agreement, indebtedness, lease, encumbrance, commitment, license, franchise, permit, authorization or concession to which DFC is a party or by which DFC is bound or affected which breach or default would have a material adverse effect on the business or financial condition of DFC or its ability to consummate the transactions contemplated

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hereby or (iii) a violation by DFC of any statute, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree, action or award applicable to DFC, which violation would have a material adverse effect on the business or financial condition of DFC or its ability to consummate the transactions contemplated hereby.

         5.4 Consents and Approvals. No consent, approval or authorization of, or declaration, filing or registration with, any governmental entity, or any other person or entity is required to be made or obtained by DFC in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

         5.5 Issuance of DFC Shares. The authorized capital stock of DFC consists of 49,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock"). As of the date hereof, no shares of Common Stock or of Preferred Stock are outstanding. Upon the issuance of the DFC Shares as provided herein, the DFC Shares will be duly and validly issued, fully paid and non-assessable. Except as contemplated by the Underwriting Agreement by and among DFC and NatWest Securities Ltd., Prudential Securities Incorporated, as representatives of the several Underwriters listed on Schedule [I] thereto, to be entered into on the Effective Date and the 1996 Stock Option Plan proposed to be adopted by DFC, there are no outstanding options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements of any character providing for the purchase, issuance or sale of any shares of the capital stock of DFC.

         5.6 Investment Representations. DFC is acquiring the shares of Delta capital stock for its own account for investment and not with a view to the sale or distribution thereof or with any present intention of selling or distributing any thereof. DFC understands and acknowledges that the shares of Delta capital stock are not registered under the Securities Act and will not be transferable except (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 or any successor rule under the Securities Act, (iii) pursuant to a no-action letter issued by the SEC to the effect that a proposed transfer of the Delta capital stock may be made without registration under the Securities Act or (iv) pursuant to an opinion of counsel for DFC to the effect that the proposed transfer is exempt from registration or qualification under the Securities Act and relevant state securities laws.

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                              ARTICLE VI
            COVENANTS OF THE EXISTING STOCKHOLDERS AND DFC

         The Existing Stockholders, on the one hand, and DFC, on the other hand, covenant with each other as follows:

         6.1 Maintenance of Business Prior to Closing. During the period from the date hereof through the Closing Date, the Existing Stockholders shall cause Delta to continue to carry on its business in the ordinary course and in accordance with past practice and not to take any action inconsistent therewith or with the consummation of the Closing.

         6.2 Consents and Best Efforts. As soon as practicable, Delta and DFC will commence all reasonable action required hereunder to obtain all applicable licenses, consents, approvals and agreements of, and to give all notices and make all filings with, any third parties as may be necessary to authorize, approve or permit the full and complete transfer, conveyance, assignment and delivery of the shares of the capital stock of Delta by a date early enough to allow the transactions hereunder to be consummated by the Closing Date.

         6.3 Share Legend. All DFC Shares to be issued to the Existing Stockholders pursuant to this Agreement shall be subject to the provisions of this Agreement, and the certificates representing such DFC Shares shall bear the following legend:

                  "The shares of Delta Financial Corporation (the "Corporation") represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be distributed or transferred except (A) pursuant to an effective registration statement under the Act, (B) pursuant to an opinion of counsel for or reasonably acceptable to the Corporation to the effect that the proposed transfer is exempt from registration or qualification under the Act and relevant state securities laws or (C) pursuant to a no-action letter issued by the Securities and Exchange Commission to the effect that a proposed transfer hereof may be made without registration under the Act."



                              ARTICLE VII
         CONDITIONS TO THE EXISTING STOCKHOLDERS' OBLIGATIONS

         The obligations of the Existing Stockholders to consummate the transactions provided for hereby are subject to the

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satisfaction, on or prior to the Closing Date, of each of the following conditions:

         7.1 Representations, Warranties and Covenants. All representations and warranties of DFC contained in or made pursuant to this Agreement shall be true and correct in all material respects at and as of the Closing Date (and such representations and warranties shall be deemed to be repeated by DFC at and as of the Closing Date), except as and to the extent that the facts and conditions upon which such representations and warranties are based are expressly required or permitted to be changed by the terms hereof, and DFC shall have performed in all material respects all agreements and covenants required hereby to be performed by it prior to or at the Closing Date.

         7.2 Consents. All consents, approvals and waivers from third parties, governmental entities and other parties necessary to permit the Holders to transfer the securities of Delta to DFC as contemplated hereby shall have been obtained.

         7.3 No Governmental Proceedings or Litigation. No action by any governmental entity shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby and which could reasonably be expected materially to damage the Existing Stockholders if the transactions contemplated hereunder are consummated.

         7.4 Corporate Documents. The Holders shall have received from DFC resolutions adopted by the board of directors of DFC approving this Agreement and the transactions contemplated hereby certified by DFC's corporate secretary or assistant secretary.

         7.5 Certificates. DFC shall have furnished the Existing
Stockholders with such certificates of DFC's officers and others to evidence compliance with the conditions set forth in this Article VII as may be reasonably requested by the Existing Stockholders.


                             ARTICLE VIII
                    CONDITIONS TO DFC'S OBLIGATIONS

         The obligations of DFC to consummate the transactions

provided for hereby are subject, in the discretion of DFC, to the satisfaction, on or prior to the Closing Date, of each of the following conditions:

         8.1 Representations, Warranties and Covenants. All representations and warranties of the Existing Stockholders contained in or made pursuant to this Agreement shall be true and correct in all material respects at and as of the Closing Date (and such representations and warranties shall be deemed to be repeated by the Existing Stockholders at and as of the Closing

                                  -9-

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Date), except as and to the extent that the facts and conditions upon which such representations and warranties are based are expressly required or permitted to be changed by the terms hereof, and the Existing Stockholders shall have performed in all material respects all agreements and covenants required hereby to be performed by them prior to or at the Closing Date.

         8.2 Consents. All consents, approvals and waivers from third parties, governmental entities and other parties necessary to permit the Existing Stockholders to transfer, and DFC to acquire, the Securities as contemplated hereby shall have been obtained.

         8.3 No Governmental Proceedings or Litigation. No action by any governmental entity shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby and which could reasonably be expected to affect materially the right or ability of DFC to own the Securities after the Closing or materially to damage DFC or of Delta if the transactions contemplated hereunder are consummated.

         8.4 Certificates. The Existing Stockholders shall have furnished DFC with such certificates to evidence compliance with the conditions set forth in this Article VIII as may be reasonably requested by DFC.

                              ARTICLE IX
                       EFFECTIVE DATE OF CLOSING


         9.1 Effective Date of Closing. Notwithstanding the Closing of the transactions contemplated hereby on the Closing Date, this Agreement, other than this Article IX, shall terminate and such Closing shall be deemed not to have occurred if the closing of the Offering shall not have occurred in accordance with the terms of the Underwriting Agreement on or prior to the forty-fifth business day following the Closing Date.

         9.2 Further Assurances. Upon the termination of this

Agreement pursuant to Section 10.1 hereof, each party hereto hereby covenants and agrees to cooperate in good faith with the other parties hereto and will take all appropriate action (corporate or otherwise) and execute any documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to place the parties in the same position as they were prior to the execution and delivery of this Agreement and prior to the taking of any actions (corporate or otherwise) by the parties hereto of in preparation for the initial public offering by DFC contemplated by the Registration Statement.

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                               ARTICLE X
                             MISCELLANEOUS

         10.1 Termination. If any condition precedent to the Existing Stockholders' obligations hereunder is not satisfied and such condition is not waived by the Existing Stockholders at or prior to the Closing Date, or if any condition precedent to DFC's obligations hereunder is not satisfied and such condition is not waived by DFC at or prior to the Closing Date, the Existing Stockholders or DFC, as the case may be, may terminate this Agreement at their or its option by notice to the other party.

         10.2 Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by any party; except that DFC may assign all its rights and obligations hereunder to a subsidiary or subsidiaries of DFC or to a successor to the business of DFC; provided, however, that such assignment shall not release DFC with respect to any such obligations or liabilities. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and, in the case of the Existing Stockholders, their heirs, beneficiaries, personal representatives and successors. No other person shall have any right, benefit or obligation hereunder.

         10.3 Notices. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party to any other party shall be in writing and shall be deemed to have been given (a) if mailed, at the time when mailed in any general or branch office of the United States Postal Service, enclosed in a registered or certified postage-paid envelope, (b) if sent by facsimile transmission, when so sent and receipt acknowledged by an appropriate telephone or facsimile receipt or (c) if sent by other means, when actually received by the party to which such notice has been directed, in each case at the respective addresses or numbers set forth below or such other address or number as such party may have fixed by notice:

                  If to a Existing Stockholder, to the address listed in Exhibit "A" hereto.


                  If to DFC addressed to:

                           Delta Financial Corporation
                           1000 Woodbury Road, Suite 200
                           Woodbury, New York 11797
                           Attention:  Hugh I. Miller
                           Fax: (516) 364-9450


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


                  With a copy to:

                           Stroock & Stroock & Lavan
                           Seven Hanover Square
                           New York, New York  10004
                           Attention:  James R. Tanenbaum, Esq.
                           Fax:  (212) 806-6006

         10.4 Governing Law. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of New York (without reference to the choice of law provisions of New York law) except with respect to matters of law concerning the internal corporate affairs of DFC, and as to those matters the law of the State of Delaware shall govern.

         10.5 Entire Agreement; Modifications and Waivers. This Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party or parties to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other rights, power or privilege hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which any party may otherwise have at law or in equity.

         10.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


         10.7 Expenses. Except as otherwise specified herein, each party hereto shall pay its own legal, accounting, out-of-pocket and other expenses incident to this Agreement and to any action taken by such party in preparation for carrying this Agreement into effect.

         10.8 Invalidity. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum

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extent permitted by law such invalidity, illegality or
unenforceability shall not affect any other provision of this Agreement or any other such instrument and, to the extent enforceable, such provisions shall be replaced by substitute provisions similar thereto, or other provisions, so as to provide to the Existing
Stockholders and DFC, to the fullest extent permitted by applicable law, the benefits intended by such provisions.

         10.9 Titles. The titles, captions or headings of the Articles and Sections herein are for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

         10.10 Publicity. No Existing Stockholder shall issue any press release or make any public statement regarding the transactions contemplated hereby, without the prior approval of DFC, except, if after discussion between the parties or their counsel, in the opinion of counsel for any Existing Stockholder, such Existing Stockholder is required under any applicable law or regulation to make a public statement or announcement, such Existing Stockholder shall be permitted to issue the legally required statement or announcement.

         10.11 Consent to Jurisdiction; Service of Process. Each party hereto hereby irrevocably submits to the jurisdiction of any state or Federal court sitting in Nassau County in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated hereby and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such State court or, to the extent permitted by law, in such Federal court. The parties hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each of the parties hereby irrevocably consents to the service of process in any such action or proceeding by the mailing by certified mail of copies of any service or copies of the summons and complaint and any other process to such party at the address specified in
Section 10.11 hereof. The parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 10.11 shall affect the right of a party to serve legal process in any other manner permitted by law or affect the right of a party to bring any action or proceeding in the courts of other jurisdictions.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                      DELTA FINANCIAL CORPORATION


                      By:__________________________________
                         Name:
                         Title:


                      DELTA FUNDING CORPORATION


                      By:__________________________________
                         Name:
                         Title:


                      THE EXISTING STOCKHOLDERS:


                      _____________________________________
                      Sidney A. Miller


                      _____________________________________
                      Hugh I. Miller


                      SIDNEY A. MILLER GRANTOR RETAINED
                        ANNUITY TRUST


                      By:__________________________________
                         Sidney A. Miller, as Trustee


                      By:__________________________________
                         Hugh I Miller, as Trustee


                      RONA V. MILLER GRANTOR RETAINED
                        ANNUITY TRUST


                      By:__________________________________
                         Rona V. Miller, as Trustee


                      By:__________________________________
                         Hugh I Miller, as Trustee

                              SCHEDULE A



                                    Capital Stock           Common Stock
                                        Being             Being Received in
Existing Shareholder                 Contributed          Exchange from DFC
--------------------                -------------         -----------------